UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): December 31, 2006

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                       0-16132                22-2711928
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

       86 Morris Avenue, Summit, New Jersey                        07901
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     (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (908) 673-9000


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         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to
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following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
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[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
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[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

            On January 2, 2007, Celgene Corporation announced that its Board of Directors elected Sol J. Barer, Ph.D., Chief Executive Officer, to the additional position of Chairman of the Board, effective immediately. John W. Jackson, Chairman of the Board, retired from that position and as a member of the Board of Directors on December 31, 2006.

            Attached hereto as Exhibit 99.1 is the Press Release announcing such action.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

            Exhibit 99.1 Press Release dated January 2, 2007 announcing the election of Sol J. Barer, Ph.D., Chief Executive Officer, to the additional position of Chairman of the Board, effective immediately.





                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CELGENE CORPORATION


Date: January 3, 2007                   By: /s/ David W. Gryska
                                        -------------------------------------
                                            Name:  David W. Gryska
                                            Title: Chief Financial Officer

EXHIBIT INDEX




Exhibit No.       Description
-----------       -----------

   99.1 Press Release dated January 2, 2007 announcing the election of Sol J. Barer, Ph.D., Chief Executive Officer, to the additional position of Chairman of the Board, effective immediately.